EXHIBIT 21.1

SUBSIDIARY CORPORATIONS OF CUBIC CORPORATION
PLACE OF INCORPORATION AND PERCENTAGE OWNED

	Place of	Percentage
Subsidiary	Incorporation	Owned
ABRAXAS CORPORATION
Herndon, Virginia	Virginia	100%

ABRAXAS DAUNTLESS, INC.
Herndon, Virginia	Virginia	100%
(100% owned subsidiary of Abraxas Corporation)

ADVANCED COMBAT TRAINING SYSTEMS LIMITED
Tel Aviv, Israel	Israel	100%
(100% owned by Cubic Defense Applications, Inc.)

CTS — NORDIC AKTIEBOLAG
Malmo, Sweden	Sweden	100%
(100% owned subsidiary of Cubic Transportation Systems Limited)

CUBIC ADVANCED LEARNING SOLUTIONS, INC.	Florida	100%
Orlando, Florida

CUBIC APPLICATIONS, INC.	California	100%
Olympia, Washington

CUBIC CYBER SOLUTIONS, INC.	Delaware	100%
Herndon, Virginia

CUBIC DE MEXICO	Mexico	100%
Tijuana, Mexico

CUBIC DEFENSE APPLICATIONS, INC.	California	100%
San Diego, California

CUBIC DEFENCE AUSTRALIA PTY LIMITED	Australia	100%
New South Wales, Australia

CUBIC DEFENCE NEW ZEALAND LIMITED	New Zealand	100%
Auckland, New Zealand
(100% owned subsidiary of Cubic Holdings Ltd.)

CUBIC DEFENCE SYSTEMS LIMITED
London, United Kingdom	United Kingdom	100%
(100% owned subsidiary of Cubic (UK) Limited)

CUBIC FIELD SERVICES CANADA LIMITED
Alberta, Canada	Canada	100%
(100% owned subsidiary of Cubic Worldwide Technical Services, Inc.)

CUBIC GLOBAL TRACKING SOLUTIONS, INC.
Vienna, Virginia	Delaware	100%

CUBIC GTS INTERNATIONAL, CJSC
Yerevan, Republic of Armenia	Republic of Armenia	100%
(100% owned subsidiary of Cubic Global Tracking Solutions, Inc.)

Subsidiary	Place of Incorporation	Percentage Owned
CUBIC HOLDINGS LTD.
Auckland, New Zealand	New Zealand	100%

CUBIC LAND, INC.
San Diego, California	California	100%

CUBIC MIDDLE EAST, INC.
San Diego, California	Delaware	100%

CUBIC RANGE DESIGN SOLUTIONS LTD.
Surrey, England	England	100%
(100% owned subsidiary of Cubic (U.K.) Limited)

CUBIC RANGE DESIGN SOLUTIONS PTE LTD
Singapore	Singapore	100%
(100% owned subsidiary of Cubic Defence New Zealand Limited)

CUBIC SIMULATION SYSTEMS, INC.
Orlando, Florida	Delaware	100%

CUBIC TECHNOLOGIES DENMARK APS
Helsinger, Denmark	Denmark	100%
(100% owned subsidiary of Cubic Defence New Zealand Limited)

CUBIC TECHNOLOGIES PTE. LTD.
Singapore	Singapore	100%
(100% owned subsidiary of Cubic Defence New Zealand Limited)

CUBIC TRANSPORTATION SYSTEMS (AUSTRALIA) PTY LIMITED
New South Wales, Australia	Australia	100%
(50% owned subsidiary of Cubic Corporation and 50% owned subsidiary of Cubic Transportation Systems, Inc.)

CUBIC TRANSPORTATION SYSTEMS CANADA, LTD.
Vancouver, B.C.	Canada	100%
(100% owned subsidiary of Cubic Transportations Systems, Inc.)

CUBIC TRANSPORTATION SYSTEMS CHICAGO, INC.
Chicago, Illinois	Illinois	100%

CUBIC TRANSPORTATION SYSTEMS (DEUTSCHLAND) GmbH
Frankfurt, Germany	Germany	100%
(100% owned subsidiary of Cubic (UK) Limited)

CUBIC TRANSPORTATION SYSTEMS, INC.
San Diego, California	California	100%

CUBIC TRANSPORTATION SYSTEMS (INDIA) PVT LIMITED
Hyderabad, India	India	100%

CUBIC TRANSPORTATION SYSTEMS (ITMS LIMITED
London, England	England	100%
(100% owned subsidiary of Cubic (U.K.) Limited)

Subsidiary	Place of Incorporation	Percentage Owned
CUBIC TRANSPORTATION SYSTEMS LIMITED
London, England	England	100%
(100% owned subsidiary of Cubic (U.K.) Limited)

CUBIC TRANSPORTATION SYSTEMS NORDIC AS
Bergen, Norway	Norway	100%
(100% owned subsidiary of Cubic Transportation Systems Limited)

CUBIC TRANSPORTATION SYSTEMS SINGAPORE PTE. LTD.
Singapore	Singapore	100%
(100% owned subsidiary of Cubic Transportation Systems Limited)

CUBIC TRANSPORTATION SYSTEMS TECHNOLOGIES HOLDING COMPANY
Cayman Islands, Grand Cayman	Cayman Islands	100%
(100% owned subsidiary of Cubic Transportation Systems Limited)

CUBIC (U.K.) LIMITED
London, England	England	100%

CUBIC WORLDWIDE TECHNICAL SERVICES, INC.
San Diego, California	Delaware	100%

Intific, INC
Austin, Texas	Delaware	100%

K2 SECURITY, INC.
Herndon, Virginia	Virginia	100%
(100% owned subsidiary of Safe Harbor Holdings, Inc.)

NEK SERVICES, INC.
Colorado Springs, Colorado	Colorado	100%

NEXTBUS, INC.
Emeryville, California	California	100%
(100% owned subsidiary of Cubic Transportation Systems, Inc.)

OMEGA TRAINING GROUP, INC.
Columbus, Georgia	Georgia	100%

SAFE HARBOR HOLDINGS, INC.
Herndon, Virginia	Virginia	100%
(100% owned subsidiary of Cubic Cyber Solutions, Inc.)

SAFE HARBOR SYSTEMS, LLC
Herndon, Virginia	Virginia	100%
(100% owned subsidiary of Safe Harbor Holdings, Inc.)

TRANSACTION SYSTEMS LIMITED
London, England	England	50%
(50% owned subsidiary of Cubic (U.K.) Limited)

XD SOLUTIONS, LLC
Herndon, Virginia	Virginia	100%
(100% owned subsidiary of Safe Harbor Holdings, Inc.)

Subsidiary	Place of Incorporation	Percentage Owned
XIO STRATEGIES, INC.
Vienna, Virginia	Virginia	100%